UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 20, 2014

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On February 20, 2014, Ronald G. Targan, a Trustee of Vornado Realty Trust (“Vornado”), the general partner of Vornado Realty L.P., informed Vornado’s Board of Trustees (the “Board") that he would not stand for reelection as a Trustee upon the expiration of his term at Vornado’s 2014 Annual Meeting of Shareholders.  Effective upon Mr. Targan’s departure from the Board, Vornado’s three classes of Trustees would, without further action, be unequally apportioned among the 9 remaining Trustees.  Vornado’s amended and restated declaration of trust requires that the Trustees in each of the three classes of Trustees be apportioned as nearly equal in number as possible.  Accordingly, the Nominating and Governance Committee (the “Committee”) of the Board has recommended to the Board that David Mandelbaum, who is currently in the class of Trustees with a term expiring in 2016 (the “2016 Class”), effectively move from the 2016 Class to the class of Trustees with a term expiring at the 2014 Annual Meeting of Shareholders, which would result in three Trustees in each class.  The Board has accepted the Committee’s recommendation and at the 2014 Annual Meeting of Shareholders the Board will nominate Mr. Mandelbaum for election to the class of Trustees with a term that will expire in 2017 (the “2017 Class”).

            On February 20, 2014, Mr. Mandelbaum, with the concurrence of the Committee, expressed his intention to resign from the 2016 Class effective upon his election as a member of the 2017 Class.  If Mr. Mandelbaum is not elected as a member of the 2017 Class at the 2014 Annual Meeting of Shareholders, his resignation as a Trustee from the 2016 Class will not become effective and he will continue to serve as a member of the 2016 Class.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date:  February 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

Date: February 25, 2014

2